UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2004

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-08972	95-3983415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Lake Avenue, Pasadena, California 91101-7211
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (800) 669-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURE
EXHIBIT INDEX
EX-10.1 INDYMAC MORTGAGE HOLDINGS,INC. 2000 STOCK INCENTIVE PLAN, AS AMENDED
EX-10.2 INDYMAC BANCORP,INC.2002 INCENTIVE PLAN, AS AMENDED AND RESTATED, AS AMENDED

Item 1.01. Entry into a Material Definitive Agreement.

     IndyMac Bancorp maintains the IndyMac Mortgage Holdings, Inc. 2000 Stock Incentive Plan (the “2000 Plan”) and the IndyMac Bancorp, Inc. 2002 Incentive Plan, as Amended and Restated (the “2002 Plan”). On October 26, 2004, the Board of Directors adopted amendments to the 2000 Plan and the 2002 Plan to provide for the acceleration of awards upon a participant’s termination of employment by reason of retirement. Both such amendments are in the 2000 Plan and the 2002 Plan, each of which are attached hereto as Exhibits 10.1 and 10.2, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.
Date: October 29, 2004	By:	/s/ Michael W. Perry
Michael W. Perry
Chairman and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	IndyMac Mortgage Holdings, Inc. 2000 Stock Incentive Plan, as amended.

10.2	IndyMac Bancorp, Inc. 2002 Incentive Plan, as Amended and Restated, as amended.